Annual Report

December 31, 2002

--------------------------------------------------------------------------------
T. Rowe Price
Institutional Large-Cap Growth Fund

LOGO:  T. Rowe Price Invest With Confidence



Dear Investor

The year just past was one of the most difficult in our experience. Investors were forced to endure a weak and uneven domestic economic recovery, a wave of corporate accounting scandals, and increasing geopolitical tensions in Iraq, North Korea, and Venezuela. Collectively, these forces overwhelmed what little investor confidence remained and curbed investors' appetite for risk of any kind.

Despite the fourth-quarter rally, major stock indexes ended 2002 with a third consecutive year of losses for the first time in the post-World War II era. For the entire year the fund returned -24.94% while its primary benchmark, the Russell 1000 Growth Index, and the Lipper peer group index returned -27.88% and -28.11%, respectively. For the final six months of 2002, the fund's decline (-7.98%) was also more moderate than the Russell (-8.97%) and Lipper (-12.38%) benchmarks.


Performance Comparison

Periods                                                                   Since
Ended                                                                 Inception
12/31/02                          6 Months       12 Months             10/31/01
--------------------------------------------------------------------------------
Institutional
Large-Cap
Growth Fund                         -7.98%         -24.94%              -14.43%

Russell 1000
Growth Index                        -8.97          -27.88               -21.10

Lipper Large-
Cap Growth
Funds Index                        -12.38          -28.11               -21.16


MARKET ENVIRONMENT

Unless you owned the shares of gold mining companies, 2002 offered few bright spots for stock investors. The broad stock market, as measured by the Russell 3000 Index, registered its worst annual performance (-21.54%) since the inception of the Russell indexes in 1979. Unlike much of the previous two-year period, last year's losses weren't confined to technology and telecommunications stocks. Irrespective of an issue's capitalization or industry, with relatively few exceptions, stocks went down - in many cases dramatically.

For the third consecutive year, growth stocks underperformed value stocks in part due to another year of dismal performance for technology stocks in the wake of the '90s technology and telecommunications investment-spending bubble. However, health care concerns-large pharmaceutical companies in particular-also stumbled in 2002. Consumer staples stocks recorded the best sector performance of the year, losing only 6% of their collective value. The group's superior relative performance was largely due to its defensive nature and solid fundamental underpinnings.

Mercifully, the final quarter of 2002 offered investors hope that the worst of the market's losses are behind us. We find it very encouraging that the fourth-quarter surge came while fears of a war with Iraq persisted, North Korea became a more immediate issue, gold and oil prices surged, and global economies muddled along. Despite these detractors, the Russell 1000 Index gained more than 8% in the year's final three months. In our opinion, this reflects the perception that corporate earnings likely grew at a double-digit clip on a year-over-year basis in the fourth quarter. While we are aware that the year-ago quarter was weak in the aftermath of the September 11 terrorist attacks, we firmly believe that the foundation for a sustained recovery in corporate profits is being laid.


STRATEGY REVIEW

Your fund's long-term results will be driven by an investment philosophy that favors select companies offering sustainable growth in earnings and cash flow. This strategy seeks companies that dominate a lucrative niche, giving them the ability to preserve earnings momentum even during times of slow economic growth. To identify these companies, we scrutinize qualitative and quantitative criteria at both the industry and the company level. Once we've selected a suitable investment candidate, we wait for opportunities to establish or increase positions at prices that we believe will generate compelling returns.


INVESTMENT REVIEW

While there were fewer disappointments in the second half, they were still plentiful. A number of holdings in the health care sector declined after failing to meet the market's expectations, including Wyeth, Tenet Healthcare, and Baxter International. Wyeth's results were hurt by several negatives, including new evidence questioning the risk/reward profile of its Premarin family of hormone replacement therapy drugs. Although we were disappointed with these developments, we believe Wyeth should reward long-term investors. In the next 12 months, the company should begin receiving royalties from Johnson & Johnson's drug-coated stent. As well, Wyeth should have increased supplies of several capacity-constrained drugs such as Enbrel and Prevnar. The firm's portfolio of in-line drugs is exposed to relatively few patent expirations over the next several years. As a result, we think Wyeth's performance will improve markedly by the second half of 2003.

Tenet Healthcare's stock lost more than 60% after its management admitted that a meaningful portion of the growth at its hospitals was driven by manipulating the Medicare reimbursement system. As a result of these revelations, we eliminated our position in Tenet.

Retailers endured a particularly challenging second-half environment due to very difficult sales comparisons with last year's fourth quarter. Home Depot, Target, and Walgreen were among our 10 poorest performing positions since June. We were particularly frustrated by Home Depot's continuing transition to a more centrally managed company under the leadership of new CEO Bob Nardelli. The company appears to have lost its competitive edge against archrival Lowe's, and the home improvement retailing sector may be facing saturation. Our position in Home Depot is currently under review.

Thanks to the vigorous fourth-quarter rebound, several telecommunications, biotechnology, and technology names aided the fund's second-half performance. Our positions in Nextel Communications, QLogic, and Gilead Sciences were established during the third-quarter sell-off and generated solid fourth-quarter returns. We believe these stocks hold powerful growth potential in the years to come.


PIE GRAPH:  Sector Diversification

Consumer                                                           21%
Health Care                                                        21
Information Technology                                             21
Financials                                                         16
Industrials and Business Services                                  15
Telecommunication Services                                          3
Energy and Utilities                                                2
Reserves and Other                                                  1


Portfolio Characteristics
--------------------------------------------------------------------------------
                                             Institutional              Russell
                                                 Large-Cap                 1000
                                                    Growth               Growth
As of 12/31/02                                        Fund                Index
--------------------------------------------------------------------------------
Earnings Growth Rate
  Past 5 Years                                        14.9%                13.8%
  Projected 5 Years 1                                 16.6                 14.8

Dividend Growth Rate
  Past 5 Years                                        11.8                 12.1
  Projected 5 Years 2                                 12.0                 11.0

Return on Equity
  Past 5 Years                                        20.1                 25.4

Long-Term Debt as
Percent of Capital                                    24.9                 23.5

P/E Ratio (12-month forward
projected earnings) 1                                19.5X                20.4X

1 Source data: IBES. 2Source data: Value Line. Forecasts are in no way indicative of future investment returns.


Wireless telecommunications service providers Vodafone and Nextel Communications were two of the three largest second-half contributors. Vodafone is a U.K.-based company with significant operations in the United States, continental Europe, and Japan. While we generally do not own international companies (Vodafone and Nokia were our only two international positions at the end of 2002), we believe Vodafone is an excellent company and worthy of exception. We've held a position in Vodafone since the fund's inception because it offers a combination of balance sheet strength, free cash flow generation, and attractive market penetration that is unmatched among U.S. wireless service providers. In fact, until recently, none of the domestic wireless providers met our criteria. However, in the fourth quarter Nextel Communications cleared the bar after the company's management embarked on an aggressive campaign to reduce debt. We believe Nextel is on the verge of generating significant free cash flow. The company's unique technology and segmented marketing strategy should ensure continued profitable subscriber base growth.

Biotechnology companies MedImmune, Amgen, and Gilead Sciences also performed well for the fund in the second half. MedImmune fared particularly well thanks to the long-awaited approval of its inhalable flu vaccine, FluMist.

Within technology, our investment in Affiliated Computer Services performed strongly throughout the year. Affiliated has a leading position in business process outsourcing and has benefited from higher demand from both corporations and governments. Late in 2002, Affiliated announced major contracts with the State of Texas and Motorola. Additionally, your fund initiated positions in three Internet companies during the second half of 2002 - Yahoo!, Expedia, and USA Interactive. In our opinion, well-thought-out and well-executed Internet-driven business models can be successful and offer tremendous growth opportunities going forward.


OUTLOOK

We believe the domestic economic recovery will strengthen throughout 2003, which should have a beneficial impact on overseas economies. Although the prospect of war with Iraq may delay the recovery, monetary policy is accommodative, the technology bubble has burst, and the healing process is under way. Investor confidence is another significant variable in the equation. If investor trust returns, it may quickly turn to enthusiasm and market performance could prove quite strong. If doubt lingers or worsens, we could again experience a difficult investment environment.

While we are extremely displeased with 2002's performance, we are encouraged by what we saw in the last quarter despite the difficult economy. Your fund's holdings are generating strong cash flow, which is being used to reinvest in the products, services, and infrastructure that will drive sales and earnings growth in coming years. However, due to investor risk aversion and a focus on short-term results, the price the market is paying for top-flight growth stocks is low. We think that investors who maintain a long-term focus and can withstand the market's doubt will be rewarded.

We face 2003 humbled by the lessons of the last three years but with no less confidence in the ultimate rewards of a strategy based on finding and holding companies that offer solid, long-term growth potential.

Respectfully submitted,

Robert W. Sharps
Chairman of the fund's Investment Advisory Committee

Robert W. Smith
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

January 17, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------
Microsoft                                                         4.1%
UnitedHealth Group                                                4.0
Pfizer                                                            3.9
Citigroup                                                         3.6
First Data                                                        3.2
Affiliated Computer Services                                      3.0
State Street                                                      2.7
Freddie Mac                                                       2.6
Mellon Financial                                                  2.4
Apollo Group                                                      2.4
Danaher                                                           2.3
GE                                                                2.3
Vodafone                                                          2.3
American International Group                                      2.2
Pharmacia                                                         2.2
Cisco Systems                                                     2.0
Tyco International                                                2.0
Viacom                                                            1.9
MedImmune                                                         1.9
Univision Communications                                          1.9
Transocean                                                        1.8
Analog Devices                                                    1.8
Abbott Laboratories                                               1.7
EchoStar Communications                                           1.5
Harley-Davidson                                                   1.5
Total                                                            61.2%
--------------------------------------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



Major Portfolio Changes

Listed in descending order of size
Six Months Ended 12/31/02

TEN LARGEST PURCHASES
--------------------------------------------------------------------------------
UnitedHealth Group
Pfizer
State Street*
Citigroup
Mellon Financial
GE
Affiliated Computer Services
Cisco Systems
Univision Communications
Danaher*
--------------------------------------------------------------------------------


TEN LARGEST SALES
--------------------------------------------------------------------------------
Lexmark International
Walgreen
PepsiCo**
Tenet Healthcare**
WellPoint Health Networks**
Maxim Integrated Products
Northern Trust**
Texas Instruments**
USA Interactive
UPS**
--------------------------------------------------------------------------------
*    Position added
**   Position eliminated



T. Rowe Price Institutional Large-Cap Growth Fund December 31, 2002


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.



LINE GRAPH: Institutional Large-Cap Growth Fund

                           Institutional
                           Large-Cap               Russell 1000
                           Growth Fund             Growth Index
--------------------------------------------------------------------------------
10/31/01                   10000                   10000
12/31/01                   11400                   10940
3/31/02                    11210                   10657
6/30/02                    9298                    8667
9/30/02                    7727                    7363
12/31/02                   8557                    7890



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Institutional Large-Cap Growth Fund

                                              Since         Inception
                           1 Year         Inception              Date
--------------------------------------------------------------------------------
Periods Ended
12/31/02                  -24.94%           -12.51%           10/31/01

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund


                                                     For a share outstanding
                                                     throughout each period
--------------------------------------------------------------------------------
                                                      Year             10/31/01
                                                     Ended              Through
                                                  12/31/02             12/31/01

NET ASSET VALUE

Beginning of period                        $         11.39      $         10.00

Investment activities

  Net investment
  income (loss)                                        --*                 0.01*

  Net realized
  and unrealized
  gain (loss)                                        (2.84)                1.39

  Total from
  investment
  activities                                         (2.84)                1.40


Distributions

  Net investment
  income                                                --                (0.01)

  Net realized
  gain                                               (0.06)                  --

  Total distribution                                 (0.06)               (0.01)


NET ASSET VALUE

End of period                              $          8.49      $         11.39
--------------------------------------------------------------------------------


Ratios/Supplemental Data

Total return^                                       (24.94)%*            14.00%*

Ratio of total
expenses to average
net assets                                            0.65%*            0.65%*!

Ratio of net
investment income
(loss) to average
net assets                                            0.07%*            0.36%*!

Portfolio
turnover rate                                         91.3%              98.2%!

Net assets,
end of period
(in thousands)                             $         6,511      $         2,281

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 12/31/02.

!    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2002


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  99.2%

CONSUMER DISCRETIONARY  18.2%

Automobiles  1.5%

Harley-Davidson                                      2,100      $            97
                                                                             97


Hotels, Restaurants & Leisure  2.2%

Carnival                                             3,300                   83
Starbucks *                                          3,100                   63
                                                                            146


Internet & Catalog Retail  1.0%

USA Interactive *                                    2,800                   64
                                                                             64


Media  7.5%

Clear Channel Communications *                       1,800                   67
Echostar Communications
  Class A *                                          4,500                  100
Scripps, Class A                                       900                   69
Univision Communications
  Class A *                                          5,000                  123
Viacom, Class B *                                    3,100                  126
                                                                            485


Multiline Retail  2.9%

Kohl's *                                             1,700                   95
Target                                               3,200                   96
                                                                            191


Specialty Retail  3.1%

Best Buy *                                           2,400                   58
Home Depot                                           4,000                   96
Weight Watchers *                                    1,000                   46
                                                                            200

Total Consumer Discretionary                                              1,183


CONSUMER STAPLES  2.9%

Food & Drug Retailing  2.1%

Sysco                                                2,400                   72
Walgreen                                             2,300                   67
                                                                            139


Personal Products  0.8%

Estee Lauder, Class A                                1,800                   47
                                                                             47

Total Consumer Staples                                                      186


ENERGY  1.8%

Energy Equipment & Services  1.8%

Transocean                                           5,100                  118

Total Energy                                                                118


FINANCIALS  16.1%

Banks  2.4%

Mellon Financial                                     5,900      $           154
                                                                            154


Diversified Financials  10.2%

Citigroup                                            6,700                  236
Freddie Mac                                          2,900                  171
SLM Corporation                                        800                   83
State Street                                         4,500                  176
                                                                            666


Insurance  3.5%

American International Group                         2,500                  144
Travelers Property Casualty
Class A *                                            5,800                   85
                                                                            229

Total Financials                                                          1,049


HEALTH CARE  21.0%

Biotechnology  4.7%

Amgen *                                              1,900                   92
Gilead Sciences *                                    2,700                   92
MedImmune *                                          4,600                  125
                                                                            309


Health Care Equipment & Supplies  1.2%

Baxter International                                 2,800                   78
                                                                             78


Health Care Providers & Services  4.0%

UnitedHealth Group                                   3,100                  259
                                                                            259


Pharmaceuticals  11.1%

Abbott Laboratories                                  2,700                  108
Forest Labs *                                          500                   49
Johnson & Johnson                                    1,700                   91
Pfizer                                               8,400                  257
Pharmacia                                            3,400                  142
Wyeth                                                2,000                   75
                                                                            722

Total Health Care                                                         1,368


INDUSTRIALS & BUSINESS SERVICES  15.4%

Commercial Services & Supplies  8.8%

Apollo Group, Class A *                              3,500                  154
Choicepoint *                                        1,000                   40
Concord EFS *                                        5,300                   84
First Data                                           5,800                  205
Fiserv *                                             2,600                   88
                                                                            571


Industrial Conglomerates  4.3%

GE                                                   6,200      $           151
Tyco International                                   7,500                  128
                                                                            279


Machinery  2.3%

Danaher                                              2,300                  151
                                                                            151

Total Industrials & Business Services                                     1,001


INFORMATION TECHNOLOGY  20.4%

Communications Equipment  2.7%

Cisco Systems *                                      9,800                  128
Nokia ADR                                            3,200                   50
                                                                            178


Computer Peripherals  1.9%

Dell Computer *                                      2,700                   72
Lexmark International, Class A *                       900                   55
                                                                            127


Internet Software & Services  2.1%

Expedia, Class A *                                     900                   60
Yahoo! *                                             4,600                   75
                                                                            135


IT Consulting & Services  4.3%

Accenture, Class A *                                 4,800                   86
Affiliated Computer Services
  Class A *                                          3,700                  195
                                                                            281


Semiconductor Equipment & Products  3.1%

Analog Devices *                                     4,900                  117
Maxim Integrated Products                            1,400                   46
QLogic *                                             1,100                   38
                                                                            201


Software  6.3%

Adobe Systems                                        2,300                   57
Microsoft *                                          5,200                  269
VERITAS Software *                                   5,500                   86
                                                                            412

Total Information Technology                                              1,334


TELECOMMUNICATION SERVICES  3.4%

Wireless Telecommunication Services  3.4%

Nextel Communications
  Class A *                                          6,200      $            72
Vodafone ADR                                         8,100                  147

Total Telecommunication Services                                            219

Total Common Stocks (Cost  $6,489)                                        6,458


Short-Term Investments  0.9%

Money Market Fund  0.9%

T. Rowe Price Reserve Investment
  Fund, 1.53% #                                     57,256                   57

Total Short-Term Investments (Cost  $57)                                     57

Total Investments in Securities
100.1% of Net Assets (Cost $6,546)                              $         6,515

Other Assets Less Liabilities                                                (4)

NET ASSETS                                                      $         6,511
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $             4

Undistributed net realized gain (loss)                                     (335)

Net unrealized gain (loss)                                                  (31)

Paid-in-capital applicable to
766,622 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                    6,873

NET ASSETS                                                      $         6,511
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          8.49
                                                                ---------------

#    Seven-day yield

*    Non-income producing

ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/02

Investment Income (Loss)

Income
  Dividend                                                 $       23
  Interest                                                          2
  Total income                                                     25

Expenses
  Custody and accounting                                           88
  Legal and audit                                                  19
  Directors                                                         5
  Organization and initial registration                             3
  Shareholder servicing                                             1
  Prospectus and shareholder reports                                1
  Miscellaneous                                                     2
  Reimbursed by manager                                           (96)
  Total expenses                                                   23
Net investment income (loss)                                        2

Realized and Unrealized Gain (Loss)

Net realized
gain (loss)
on securities                                                    (336)

Change in net
unrealized
gain (loss)
on securities                                                    (265)

Net realized and
unrealized
gain (loss)                                                      (601)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $     (599)
                                                           ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
In thousands


                                                      Year             10/31/01
                                                     Ended              Through
                                                  12/31/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $             2      $             1

  Net realized
  gain (loss)                                         (336)                  46

  Change in net
  unrealized
  gain (loss)                                         (265)                 234

  Increase (decrease)
  in net assets
  from operations                                     (599)                 281


Distributions to shareholders

  Net investment
  income                                                --                   (2)

  Net realized
  gain                                                 (45)                  --

  Decrease in net
  assets from
  distributions                                        (45)                  (2)


Capital share transactions *

  Shares sold                                        5,009                2,000

  Distributions reinvested                              45                    2

  Shares redeemed                                     (180)                  --

  Increase (decrease)
  in net assets from
  capital share
  transactions                                       4,874                2,002


Net Assets

Increase (decrease)
during period                                        4,230                2,281

Beginning of period                                  2,281                   --

End of period                              $         6,511      $         2,281
--------------------------------------------------------------------------------

*Share information

  Shares sold                                          581                  200

  Distributions reinvested                               6                   --

  Shares redeemed                                      (20)                  --

  Increase (decrease)
  in shares outstanding                                567                  200

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2002


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in the common stocks of growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,056,000 and $3,245,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended December 31, 2002 totaled $45,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  369,000
Unrealized depreciation                                      (503,000)
Net unrealized appreciation (depreciation)                   (134,000)
Undistributed ordinary income                                   4,000
Capital loss carryforwards                                   (232,000)
Paid-in capital                                             6,873,000
Net assets                                                 $6,511,000
                                                           ----------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $103,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund has $232,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $    2,000
Undistributed net realized gain                                 1,000
Paid-in capital                                                (3,000)


At December 31, 2002, the cost of investments for federal income tax purposes was $6,649,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2002, investment management fee payable totaled $0.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $20,000 of management fees were not accrued by the fund for the year ended December 31, 2002, and $96,000 of other fund expenses were borne by the manager. At December 31, 2002, unaccrued fees and other expenses in the amount of $133,000 remain subject to reimbursement by the fund through December 31, 2004.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $66,000 for the year ended December 31, 2002, of which $6,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants


To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003



T. Rowe Price Institutional Large-Cap Growth Fund


Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

The fund's distributions to shareholders included $45,000 from short-term capital gains.

For corporate shareholders, $5,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Institutional Large-Cap Growth Fund


About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Institutional Equity Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1996                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Director and Vice
                                President, T. Rowe Price Trust Company;
                                President, Institutional Equity Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
  Institutional Equity Funds

Stephen W. Boesel (12/28/44)            Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Institutional                Price Group, Inc., and T. Rowe Price
  Equity Funds                          Investment Services, Inc.

Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price
  Equity Funds                          Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company; Vice President, T. Rowe Price,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Thomas J. Huber (9/23/66)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Trust Company
  Equity Funds

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
  Equity Funds                          International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Institutional                and T. Rowe Price Investment Services,
  Equity Funds                          Inc.

Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
  Institutional Equity Funds            Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Institutional               Price Group, Inc., and T. Rowe Price
  Equity Funds                          Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
Executive Vice President,               Price Group, Inc.; Vice President,
  Institutional Equity Funds            T. Rowe Price and T. Rowe Price Trust
                                        Company

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
  Institutional Equity Funds

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
  Institutional Equity Funds            International, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
  Equity Funds

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price
  Equity Funds                          International, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

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